UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2009

	Getty Realty Corp.
	(Exact name of registrant as specified in charter)

Maryland (State of Organization)	001-13777 (Commission File Number)	11-3412575 (IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York		11753
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (516) 478-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The information disclosed under Item 2.01 of this Current Report on Form 8-K (the “Form 8-K”) is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On Friday, September 25, 2009, GTY MD Leasing, Inc. (“MD Leasing”), a wholly-owned subsidiary of Getty Realty Corp. (the “Company”), acquired 36 Exxon-branded gasoline stations and convenience store properties (the “Properties”) for $49.0 million in a sale/leaseback transaction with White Oak Petroleum LLC (“White Oak”).  MD Leasing and the Company financed this transaction with $24.5 million of borrowings under the Company’s existing $175.0 million credit facility and $24.5 million of indebtedness under a new $25.0 million term loan agreement with TD Bank. N.A. as described below in Item 2.03.

The Properties were acquired by MD Leasing in a simultaneous closing of two separate but interconnected transactions, one involving ExxonMobil Corporation (“ExxonMobil”) and White Oak, and the other involving White Oak and MD Leasing. In the dual closing, White Oak acquired the Properties from ExxonMobil and then sold them to, and simultaneously leased them back from, MD Leasing.  The lease between MD Leasing, as lessor, and White Oak, as lessee, governing the properties is a unitary triple net lease agreement (the “Unitary Lease”), with an initial term of 20 years, and options for up to three successive renewal terms of 10 years each.  The Unitary Lease requires White Oak to pay a fixed annual rent for the Properties (the “Rent”) of $5,635,000 in monthly installments of $469,583 each that are due and payable in advance on the first business day of each month.  Commencing on the first anniversary of the date of the Unitary Lease and on every anniversary thereafter, the Rent will be increased by two and one half percent (2.5%) of the Rent payable for the immediately preceding year.  As a triple net lessee, White Oak is also required to pay amounts relating to taxes, assessments, licenses and permit fees, charges for public utilities and all governmental charges pertaining to the Properties, all as described in the Unitary Lease.

A copy of the Unitary Lease is attached to the Form 8-K as Exhibit 10. 1 and is incorporated by reference as though it was fully set forth herein.  The foregoing summary of the Unitary Lease is not intended to be complete and is qualified in its entirety by the complete text of the Unitary Lease.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 2.01 of the Form 8-K is incorporated herein by reference.

On September 25, 2009, the Company and two of its wholly-owned subsidiaries (Getty Properties Corp. and MD Leasing) entered into a $25.0 million term loan agreement (the “Loan Agreement”) with TD Bank, N.A..  The Company borrowed $24.5 million under the term loan to finance a portion of the purchase price of the Properties. The term loan is payable in thirty-six (36) equal and consecutive monthly installments of principal of $65,000 each.  The final installment of all unpaid principal and all accrued and unpaid interest outstanding is due on September 25, 2012.  The unpaid principal balance of the term loan bears a variable interest rate based upon the greater of three and one half percent (3.5%) or an amount based upon the London Interbank Offered Rate plus a margin of three and one tenth percent (3.1%), as described in the Loan Agreement.  Upon the occurrence of an event of default, as described in the Loan Agreement, the per annum rate of interest on all outstanding principal under the term loan will be increased by three hundred (300) basis points.  As of the date of the Form 8-K, the current interest rate for borrowings under the term loan is three and one half percent (3.5%).

The Loan Agreement contains customary terms and conditions, including financial covenants of the Company regarding its total liabilities to asset value, total secured indebtedness to total asset value, fixed charge coverage ratio, tangible net worth, total unsecured indebtedness to unencumbered asset value, unsecured debt service coverage ratio, unencumbered asset value, and unencumbered asset value of a single asset, and other customary covenants, including limitations on the Company’s ability to incur debt, enter into liens, engage in certain fundamental changes, pay dividends and modify the Unitary Lease.

A copy of the Loan Agreement is attached to the Form 8-K as Exhibit 10. 2 and is incorporated by reference as though it were fully set forth herein.  The foregoing summary of the Loan Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Loan Agreement.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

It is impracticable to provide the required pro forma financial information showing  the impact on the Company’s historical financial statements of the acquired Properties described in Item 2.01 above at the time of this filing and no such financial information is available at this time.  The Company hereby confirms that it intends to file the required financial information on or before 71 days after the date the Form 8-K must be filed.

(d)           Exhibits

10.1	Unitary Net Lease Agreement between GTY MD Leasing, Inc., a Delaware corporation and White Oak Petroleum, LLC, a Delaware limited liability company dated September 25, 2009.

10.2
Loan Agreement among GTY MD Leasing, Inc., a Delaware corporation, Getty Properties Corp., a Delaware corporation, Getty Realty Corp., a Maryland corporation, and TD Bank, N.A., a National Banking Association, dated September 25, 2009.

Forward-Looking Statements

The Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: October 1, 2009	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and
Chief Financial Officer

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